Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

JULY 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o HARVEY R. MILLER
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: August 23, 2011	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:	AMENDED STATEMENT ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries

Basis of Presentation — Schedule of Cash Receipts and Disbursements	4

Schedule of Cash Receipts and Disbursements	5

LBHI

Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	9

Schedule of Professional Fee and Expense Disbursements	10

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)	On May 26, 2009, PAMI Statler Arms LLC filed a motion seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss its Chapter 11 Case, with a hearing to be held on June 24, 2009. On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 cases of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) and Lehman Brothers Finance SA (Case No: 08-13887) have been dismissed.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JULY 1, 2011 TO JULY 31, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Bank, which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	Beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash and investment balances exclude the following:

—	Cash posted as collateral for hedging activity;
—	Cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB and Woodlands Commercial Bank;
—

Cash pledged on or prior to September 15, 2008 by the Company in connection with certain documents executed by the Company and Citigroup Inc. and HSBC Bank PLC, currently recorded at $2 billion and $233 million, respectively; and

—

$500 million which was seized by Bank of America (“BOA”) to offset derivatives claims against the Debtors. On November 16, 2010, the Bankruptcy Court ruled that BOA had no right to set-off these funds and must return the $500 million plus an estimated $95 million in interest to the Company.

6.

Restricted cash balances are based on preliminary estimates of cash in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or other Controlled Entities.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Summary Schedule of Cash Receipts and Disbursements

July 1, 2011 - July 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

											Total Debtors and Other Controlled Entities
	Debtors					Other Controlled Entities
	LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Free Cash and Investments (7/1/11)	$2,045	$8,954	$3,403	$3,490	$17,893	$15	$1,415	$-	$2,481	$3,911	$21,804

Restricted Cash	1,751	681	48	52	2,532	-	-	-	74	74	2,606

Beginning Total Cash and Investments	3,796	9,635	3,452	3,542	20,425	15	1,415	-	2,555	3,985	24,409

Sources of Cash

Derivatives	-	38	-	157	195	-	-	-	-	-	195

Loans	181	-	311	-	492	-	-	-	-	-	492

Private Equity / Principal Investing	69	-	2	-	71	-	21	-	-	21	92

Real Estate	56	-	146	-	202	-	-	-	5	5	206

Other	56	74	49	-	177	-	-	-	-	-	177

Asia / South America	-	-	-	-	-	-	-	-	23	23	23

Inter-Company Transfers	13	-	-	9	22	-	-	-	11	11	33

Total Sources of Cash	374	112	507	167	1,160	-	21	-	38	60	1,219

Uses of Cash

Non-Operating (Principally Preservation of Assets)

Derivatives	-	(29)	-	-	(29)	-	-	-	-	-	(29)

Loans	-	-	(28)	-	(28)	-	-	-	-	-	(28)

Private Equity / Principal Investing	-	-	-	-	-	-	(3)	-	-	(3)	(3)

Real Estate	(13)	-	(70)	-	(83)	-	(1)	-	-	(1)	(83)

Other	(47)	(80)	(44)	-	(170)	-	-	-	-	-	(170)

Operating	(46)	(1)	-	-	(47)	(8)	-	-	(2)	(10)	(57)

Asia / South America	-	-	-	-	-	-	-	-	(87)	(87)	(87)

Inter-Company Transfers	(11)	(10)	(6)	-	(26)	-	-	-	(7)	(7)	(33)

Total Uses of Cash	(116)	(120)	(147)	-	(383)	(8)	(3)	-	(96)	(107)	(490)

Net Cash Flow	258	(8)	360	167	777	(8)	18	-	(58)	(48)	729

FX Fluctuation	-	-	-	1	1	-	-	-	18	18	19

Ending Total Cash and Investments	4,054	9,628	3,812	3,710	21,203	7	1,433	-	2,515	3,955	25,158

Restricted Cash	(1,929)	(681)	(48)	(53)	(2,711)	-	-	-	(9)	(9)	(2,720)

Ending Free Cash and Investments (7/31/11)	$2,125	$8,947	$3,764	$3,656	$18,492	$7	$1,433	$-	$2,506	$3,946	$22,437

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

July 1, 2011 - July 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

		Debtors					Other Controlled Entities					Total Debtors and Other Controlled Entities

		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Free Cash and Investments (7/1/11)		$2,045	$8,954	$3,403	$3,490	$17,893	$15	$1,415	$-	$2,481	$3,911	$21,804

Restricted Cash		1,751	681	48	52	2,532	-	-	-	74	74	2,606

Beginning Total Cash and Investments		3,796	9,635	3,452	3,542	20,425	15	1,415	-	2,555	3,985	24,409

Sources of Cash

Derivatives

Collections from Live / Terminated Trades	(a)	-	38	-	157	195	-	-	-	-	-	195

Loans

Agency Receipts	(b)	-	-	18	-	18	-	-	-	-	-	18

Principal	(c)	180	-	288	-	468	-	-	-	-	-	468

Interest		1	-	4	-	6	-	-	-	-	-	6

Private Equity / Principal Investing

Principal	(d)	69	-	2	-	71	-	21	-	-	21	92

Real Estate

Principal	(e)	55	-	141	-	196	-	-	-	5	5	200

Interest		1	-	5	-	6	-	-	-	-	-	6

Other

Compensation and Benefits Reimbursements		1	-	-	-	1	-	-	-	-	-	1

Interest	(f)	-	1	1	-	2	-	-	-	-	-	2

Return of Hedging Collateral	(g)	2	72	43	-	117	-	-	-	-	-	117

Structured Notes	(h)	48	-	-	-	48	-	-	-	-	-	48

Other		5	-	5	-	10	-	-	-	-	-	10

Asia / South America		-	-	-	-	-	-	-	-	23	23	23

Inter-Company Transfers		13	-	-	9	22	-	-	-	11	11	33

Total Sources of Cash		374	112	507	167	1,160	-	21	-	38	60	1,219

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

July 1, 2011 - July 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

		Debtors					Other Controlled Entities					Total Debtors and Other Controlled Entities

		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total

Uses of Cash

Non-Operating (Principally Preservation of Assets)

Derivatives

Other	(i)	-	(29)	-	-	(29)	-	-	-	-	-	(29)

Loans

Agency Disbursements	(b)	-	-	(18)	-	(18)	-	-	-	-	-	(18)

Other		-	-	(10)	-	(10)	-	-	-	-	-	(10)

Private Equity / Principal Investing

Capital Calls		-	-	-	-	-	-	(3)	-	-	(3)	(3)

Real Estate

Preservation of Assets	(j)	(13)	-	(70)	-	(83)	-	(1)	-	-	(1)	(83)

Other

Hedging Collateral	(k)	(3)	(80)	(43)	-	(126)	-	-	-	-	-	(126)

Other		(44)	(1)	(1)	-	(45)	-	-	-	-	-	(45)

Operating	(l)

Compensation and Benefits	(m)	(12)	-	-	-	(12)	(6)	-	-	(1)	(7)	(19)

Professional Fees		(21)	-	-	-	(21)	-	-	-	-	-	(21)

Other	(n)	(14)	(1)	-	-	(15)	(3)	-	-	(1)	(3)	(18)

Asia / South America		-	-	-	-	-	-	-	-	(87)	(87)	(87)

Inter-Company Transfers		(11)	(10)	(6)	-	(26)	-	-	-	(7)	(7)	(33)

Total Uses of Cash		(116)	(120)	(147)	-	(383)	(8)	(3)	-	(96)	(107)	(490)

Net Cash Flow		258	(8)	360	167	777	(8)	18	-	(58)	(48)	729

FX Fluctuation	(o)	-	-	-	1	1	-	-	-	18	18	19

Ending Total Cash and Investments		4,054	9,628	3,812	3,710	21,203	7	1,433	-	2,515	3,955	25,158

Restricted Cash		(1,929)	(681)	(48)	(53)	(2,711)	-	-	-	(9)	(9)	(2,720)

Ending Free Cash and Investments (7/31/11)		$2,125	$8,947	$3,764	$3,656	$18,492	$7	$1,433	$-	$2,506	$3,946	$22,437

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

July 1, 2011 - July 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

Notes:

(a) Collections from Live / Terminated Trades for Other Debtors: LBCS $155 million, LBCC $1 million and LBFP $1 million.

(b) Reflects the collection and subsequent distribution of principal and interest to syndicated loan participants.

(c) Primarily reflects a $423 million pay down on a loan facility.

(d) Primarily reflects $81 million in redemptions/distributions from GP/LP investments and $7 million in distributions from direct investments.

(e) Primarily reflects a $122 million receipt on the Archstone revolver and $44 million from the sale of the GNMA reverse mortgage portfolio.

(f) Reflects interest collected on investment portfolios.

(g) Reflects the return of cash collateral posted to hedge foreign currency and interest rate risk.

(h) Reflects receipts from the Spruce and Verano trustees.

(i) Reflects disbursements for the purchase of SPV notes to facilitate the unwind of derivative contracts.

(j) Primarily reflects a $66 million draw down on the Archstone revolver.

(k) Reflects cash collateral posted to hedge foreign currency and interest rate risk.

(l) A portion of the Operating costs for LBHI and LAMCO will be subject to future cost allocation to various Lehman legal entities.

(m) Compensation and Benefits includes Lehman employees as well as fees paid to Alvarez & Marsal as interim management.

(n) Primarily reflects expenses related to occupancy, the Transition Services Agreement, taxes, insurance and infrastructure costs.

(o) Reflects fluctuation in value of foreign currency bank accounts.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM SEPTEMBER 15, 2008 TO JULY 31, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Bank, which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

4.

The professional fee disbursements presented in this report have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology. The professional fees exclude services rendered on behalf of non-debtor entities which are invoiced separately.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements

July 2011

Unaudited ($ in thousands)

		July-2011	Sept-2008 Through July-2011

Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	$-	$13,546
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	8,950	460,099
Kelly Matthew Wright	Art Consultant and Auctioneer	-	91
Natixis Capital Markets Inc.	Derivatives Consultant	-	14,590
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	702	18,725
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	24	3,938
Clyde Click, P.C.	Special Counsel - Real Estate	12	161
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	-	31,376
Dechert LLP	Special Counsel - Real Estate	134	2,333
Deloitte LLP	Tax Services	-	244
Discover Ready LLC	eDiscovery Services	152	13,787
Ernst & Young LLP	Audit and Tax Services	50	1,606
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	105	2,495
Hudson Global Resources	Contract Attorneys	104	10,834
Huron Consulting	Tax Services	-	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	1,451	55,609
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	119	1,047
Kleyr Grasso Associes	Special Counsel - UK	-	528
Latham & Watkins LLP	Special Counsel - Real Estate	10	529
Lazard Freres & Co.	Investment Banking Advisor	882	29,504
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	-	4,935
MMOR Consulting	Tax Services	82	481
Momo-o, Matsuo & Namba	Special Counsel - Asia	61	255
O’Neil Group	Tax Services	112	1,784
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	71	2,170
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	139	1,664
Pricewaterhouse Coopers LLP	Tax Services	244	1,808
Reed Smith LLP	Special Counsel - Insurance	74	682
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	224	6,762
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	-	2,639
SNR Denton LLP	Special Counsel - Real Estate	-	1,008
Sutherland LLP	Special Counsel - Tax	1	590
Weil Gotshal & Manges LLP	Lead Counsel	7,700	326,633
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	-	2,747
Wollmuth Maher & Deutsch LLP	Special Counsel - Derivatives	72	1,022
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	2,340	68,269
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	330	12,796
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	2,543	104,674
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	911	19,595
Richard Sheldon, Q.C.	Special Counsel - UK	-	256
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	-	42,502
Jenner & Block LLP	Examiner	7	58,435
Fee Examiner
Godfrey & Kahn, S.C.	Fee Examiner (Current)	263	1,611
Feinberg Rozen LLP	Fee Examiner (Previous)	-	3,158
Brown Greer Plc	Fee and Expense Analyst	37	690

Total Non-Ordinary Course Professionals		27,906	1,330,353

Debtors - Ordinary Course Professionals		513	41,060

US Trustee Quarterly Fees		172	1,478

Total Professional Fees and UST Fees		$28,591	$1,372,890

(a)	Debtors - Ordinary Course Professionals has been decreased by $292 thousand to adjust for payments that were misclassified in previous MORs.